UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                         SCHEDULE 14A


Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [XX]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]	Preliminary Proxy Statement
[  ]    Confidential, for use of the Commission Only
[XX]    Definitive Proxy Statement
[  ]	Definitive Additional Materials
[  ]    Soliciting Material Pursuant to 240.14a-11(c) or
240.14a-12

Commission File No. 0-2666

			250 West 57th St. Associates
		(Name of Registrant as Specified In Its Charter)


		(Name of Person(s) Filing Proxy Statement, if other than Registrant)


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                    250 WEST 57th ST. ASSOCIATES
                      c/o Wien & Malkin LLP
                60 East 42nd Street - 26th floor
                  New York, New York 10165-0015
                    Telephone (212) 687-8700
                   Telecopier (212) 986-7679


                STATEMENT BY THE AGENTS IN THE
             SOLICITATION OF PARTICIPANT CONSENTS


                     Dated June 28, 1999

        This Statement is issued in connection with the Solicitation of Participant Consents by Peter L. Malkin and Anthony E. Malkin as the agents (the "Agents") for the participants (the "Participants") in 250 West 57th St. Associates ("Associates"). Associates was formed in 1953 to acquire the land and improvements known as 250 West 57th Street in New York City (the "Building"), subject to a net operating lease (the "Lease") to Fisk Building Associates (the "Lessee"). See Section I. - Background.

        The Agents are requesting that the Participants consent to a program proposed by the Lessee for financing and completing improvements which the Lessee and the Agents have concluded are necessary to preserve the Building's physical plant, its competitive market position, and Associates' long-term investment return. Under the Lessee's proposal, a substantial portion of the cost of such improvements and certain other improvements in the future will be paid from the proceeds of an increase in the fee mortgage (the "Fee Mortgage"), and the Lessee's basic rent to Associates will increase to pay the resulting increase in debt service. This Fee Mortgage financing will spread the improvement cost and stabilize the amount available for distribution to the Participants.

        As attorneys-in-fact for the Participants, the Agents will implement the program after receiving the Participants' consent. As part of this program, the Agents will be authorized, as they deem appropriate for the benefit of Associates from time to time in the future, to refinance the Fee Mortgage with an institutional lender and without personal liability for a principal amount not to exceed $15,000,000 plus refinancing costs. The proceeds of any increased debt will be applied to the Property, and any increased debt service will be paid by an equivalent increase in basic rent paid by the Lessee.

        It is anticipated that this Statement and the accompanying form of Consent will be mailed to the Participants on June 28, 1999. The Solicitation of Consents will terminate 90 days after the date of this letter, unless extended by the Agents, but in no event later than December 31, 1999. The Agents will advise all Participants of the Solicitation results not later than 90 days after the termination date, including any extension.

I.	BACKGROUND

A.	Organization of Associates

        Associates is a New York joint venture organized in
1953 by Lawrence A. Wien, who served until his death as one of Associates' joint venturers. Peter L. Malkin continues to serve as a joint venturer, and Anthony E. Malkin is the other joint
venturer.   Each joint venturer acts as the Agent for one or more
groups of Participants under a participating agreement for each group (a "Participating Agreement").

        The terms of the Participating Agreements are identical. Participants have the right to approve or disapprove certain Agent actions, including this financing and improvement program. The percentage of Participants required to approve this proposal is described in Section XI. - Terms of Solicitations of Consents.

B.	The Property

	The Property consists of 250 West 57th Street, a
409,000 square feet 26-story building that occupies the entire blockfront on the south side of West 57th Street between Broadway and Eighth Avenue (the "Property" or the "Building"). The
Building was constructed in 1921.

        The Building contains retail stores on the street level and approximately 341 office tenants engaged in a variety of businesses and professions. As of June 1, 1999, the Building was approximately 99% occupied.

C. 	The Lease

	1.	Term

The current term of the Lease expires in 2003, with a 25-year renewal term expiring in 2028. Associates has consented to the Agents' granting the Lessee three additional 25-year renewal options expiring in 2103. There is no change in the terms of the Lease during the renewal periods.

	2.	Rent

The Lease requires the Lessee to pay the following rent for each fiscal year (October 1 through September 30):

        a. Basic rent ("Basic Rent") each year equal to the sum of (i) the annual debt service on the Fee Mortgage and (ii)
$28,000.
                             -2-

        b. Overage rent ("Overage Rent") equal to (i) 100% of the Lessee's net profit from the Property up to $752,000
("Primary Overage Rent") and (ii) 50% of the Lessee's remaining net profit ("Secondary Overage Rent").

         Basic Rent is payable monthly and is subject to adjustment equal to any increase or decrease in Fee Mortgage debt service on the existing principal amount. Primary Overage Rent is advanced monthly based on the Lessee's net profit for the prior fiscal year and then adjusted in the following fiscal year based upon actual results. Secondary Overage Rent is payable within 60 days after fiscal year-end.

        For the past 10 fiscal years, the Lessee has paid the full $752,000 of Primary Overage Rent plus Secondary Overage Rent. For the most recent fiscal year ended September 30, 1998, the Lessee paid $752,000 of Primary Overage Rent plus $2,282,064 of Secondary Overage Rent. Although the Lessee is permitted to deduct accumulated losses from certain prior fiscal years against advances for Primary Overage Rent, there is currently no accumulated loss from past fiscal years to be deducted against current or future payments of Primary Overage Rent. See Section I.F. Financial Information.

        3.      Other Material Lease Terms

        The Lessee pays all insurance, real estate tax, repair, maintenance and other operating expenses for the Property. The
Lessee is not required to make capital improvements to the Property.

        The Lessee has the right to assign the Lease without Associates' consent, so long as the assignee assumes all Lease obligations. The Lessee also has the right to surrender the Lease to Associates on 60 days' notice.

D.	Fee Mortgage

        The Fee Mortgage balance is currently approximately $2,800,000, having been last refinanced in 1995, when it was increased to provide advances for Property renovation. The maximum Fee Mortgage authorized under this program is $15,000,000 plus refinancing costs, on the basis that (i) the proceeds of any increase in the Fee Mortgage shall be applied to improvements and repairs at the Property and (ii) any increased debt service on the Fee Mortgage shall be paid by Associates from an equivalent increase in Basic Rent paid by the Lessee.

        Interest payable on the existing Fee Mortgage principal balance is at the annual rate of 9.4%. The Fee Mortgage matures June 1, 2000. Based upon preliminary discussions with Apple Bank for Savings, the current holder of the Fee Mortgage, it is anticipated that for the initial Fee Mortgage increase in 1999 of

                            -3-

about $1,500,000 the annual interest rate will be about 5.2% through such maturity date in 2000. For the subsequent Fee Mortgage refinancing and increase at then current market interest rates, it is anticipated that the debt service will be based on a 25-year amortization schedule and the maturity will be approximately five years. The increase in the Fee Mortgage may be incurred in multiple drawdowns or from different lenders, in order to enhance borrowing cost efficiency, and the mortgage may be standing with interest only.

E.	Competition

        Pursuant to new space leases, the average rental rate currently asked of prospective office tenants at the Building is approximately $30.00 per square foot (exclusive of electricity charges). The Building's existing rents are currently lower than those charged by similar office buildings of similar age and location.

        The Lessee operates the Building free of any federal, state or local governmental rent regulation. Rents are governed by existing leases and market conditions.

F.	Financial Information

        The Participants have received total distributions representing an annual return on their original cash investment at rates of approximately 77.0% for 1998, 52.7% for 1997, and 61.5% for 1996. These percentages were calculated by dividing the cash payments to the Participants in each year by the Participants' original $3,600,000 cash investment in the Property. Certain Participants may have purchased their interests for amounts different than the original cash investment, and their return on their investment will thus be different.

        Each monthly installment of Basic Rent is applied to pay monthly debt service on the Fee Mortgage and basic supervisory compensation to Wien & Malkin LLP. Primary Overage Rent is applied to pay monthly distributions to the Participants, and Secondary Overage Rent is applied to pay additional distributions to the Participants, in each case including any required additional supervisory compensation to Wien & Malkin LLP. See Section I.G. - Supervisory Services to Associates.

        Attached are audited financial statements of Associates as of December 31, 1996, 1997, and 1998, including in each case the balance sheets and the related statements of income, partners' capital and cash flows. Also, See Section VIII. Agents' Discussion and Analysis of Financial Condition and Results of Operation.

        Rogoff & Company, P.C., serves as Associates' independent public accountants and has performed certain other financial accounting work for Associates, including tax return preparation.

                                -4-
G.	Supervisory Services to Associates

        No Agent receives remuneration from Associates for serving as Agent. Peter L. Malkin is Chairman and Anthony E.
Malkin is Senior Director of Supervisory Services of Wien &
Malkin LLP.

        Wien & Malkin LLP has acted as supervisor and legal counsel for each of Associates and the Lessee from inception. A non-exclusive list of Wien & Malkin LLP's supervisory services to Associates includes maintaining partnership records, performing physical inspections of the Property, reviewing insurance coverage, conducting annual partnership meetings, issuing reports to the Participants, administrative oversight of special transactions such as the proposed program, monthly receipt of rent from the Lessee, payment of monthly and additional distributions to the Participants, payment of all other disbursements, confirmation of the payment of real estate taxes, review of financial statements submitted to Associates by the Lessee and of audited financial statements and tax information prepared by Associates' independent certified public accountants, and distribution of such materials to the Participants. Wien & Malkin LLP also prepares quarterly, annual and other periodic filings with the Securities and Exchange Commission and applicable state authorities.

        In consideration of its supervisory services to Associates, Wien & Malkin LLP receives (i) a basic payment of $28,000 a year ("Basic Supervisory Compensation"), (ii) an additional payment of $12,000 a year from Primary Overage Rent so long as the Participants receive annual distributions of at least $540,000 (15% of their original $3,600,000 investment) and (iii) an additional payment of 10% of the cash distributions to Participants from Overage Rent in excess of $540,000 (payments under items (ii) and (iii) being "Additional Supervisory Compensation"). Wien & Malkin LLP pays all disbursements relating to Wien & Malkin LLP's ordinary services to Associates, including accounting and other professional fees, filing and search fees, document preparation, and mailing costs. For the year ended December 31, 1998, Associates paid Wien & Malkin LLP Basic Supervisory Compensation of $28,000 and Additional Supervisory Compensation of $259,959.


II.	OPERATIONS MATTERS

A.	Proposed Improvement Program

	The improvements proposed to be completed after December 31, 1998 are shown in Exhibit A and are estimated to cost approximately $7.7 to $10 million over five years. Each

                        -5-

item has been recommended by Wien & Malkin LLP supervisory staff after extensive review with outside engineering consultants and on-site staff. Included in the budget are: (a) $1,107,000 for replacement of the Building's approximately 1,300 windows, (b) $1,415,000 for facade, courtyard, and roof set-back renovation,
(c) $685,000 for a new energy efficient chiller plant, (d) $300,000 for converting the Building's remaining DC electrical feeds to AC, (e) $1,012,500 for main lobby and entrance improvements, (f) $160,000 for upgrade of public bathrooms, (g) $1,380,000 for public corridor and elevator lobby improvements,
(h) $105,000 for security and communication system improvements, and (i) $290,000 for upgrade and replacement of elevator equipment and system. An additional amount has been allowed for other work requirements which might arise during major upgrade of systems and facade. To the extent additional work is not required, the contingency balance will be available for improvement of tenant spaces or will not be funded.

B.	Financing

        The $7.7 to $10 million estimated cost of the improvements over approximately five years will be funded substantially through an increase in the Fee Mortgage (from the current approximately $2,800,000). Associates will own the improvements paid from the Fee Mortgage proceeds and will pay the increased debt service from an equivalent increase in Basic Rent paid to Associates by the Lessee. The increased Basic Rent and cash payments for improvements will be deducted in computing Overage Rent. Assuming that $752,000 of Primary Overage Rent continues to be fully paid each year without reduction for funding improvements, the new debt service and improvement costs will be borne equally by Associates and the Lessee and will be spread through mortgage renewals over many years, thus stabilizing distributions to Participants.

        Neither Associates nor the Participants will be personally liable for the Fee Mortgage. To minimize interest charges, the Agents will seek the advance of the Fee Mortgage increase in installments as the work proceeds. The maximum Fee Mortgage debt authorized by the program will be $15,000,000, and the actual amount will depend upon future improvements and repairs at the Property and funding available from cash flow.

        The Fee Mortgage increase, as advanced, will be held by Associates and applied to the improvement program as expended by the Lessee. For purposes of determining Overage Rent, the interest earned on the temporary investment of the Fee Mortgage increase until expended in connection with the improvement program shall be treated as income of the Lessee.

        If the Lessee were to pay for the improvements in the first five years without such financing, the full cost would be currently deducted against Overage Rent. 100% of the distributions to Participants is derived from Overage Rent. If

                          -6-

the full cost were deducted as spent against Overage Rent, distributions to Participants would be significantly reduced, if not eliminated, during the next five years. The proposed Fee Mortgage financing will instead spread the improvement cost through successive refinancings over a longer term and stabilize the amount of Overage Rent payable by the Lessee for distribution to Participants.

C.	Basic Rent

        Currently, Basic Rent is $317,157 a year, to be adjusted to reflect any increase or decrease in debt service on the existing principal amount of the Fee Mortgage. Under the program proposed in this Statement, the Basic Rent payable to Associates by the Lessee will increase to pay all debt service on the increase in the Fee Mortgage.

        Assuming a cumulative increase in the Fee Mortgage over five years from $2,800,000 to $11,800,000 with interest at 7.5% on the additional $9,000,000 and with 25 year amortization, annual Basic Rent will increase by $798,110 to pay debt service on the Fee Mortgage increase, and Overage Rent will decrease by one-half of that amount, prior to any increase in Overage Rent due to increased revenue resulting from the improvements.

D.	Lease Modification

        The Lease will be modified as required to confirm the increase in Basic Rent.

E.	Solicitation and Program Expenses

        The expenses for the consent solicitation, lease amendment, refinancing, recording taxes, legal fees, and related costs will be paid from the Fee Mortgage increase which is serviced by the Lessee's Basic Rent increase and deducted in computing Overage Rent. Wien & Malkin LLP will represent as counsel Associates and the Lessee in connection with this program at standard hourly rates, and Associates will indemnify Wien & Malkin LLP and the Agents as well as their advisers and affiliates and the managing agent against any claim or expense arising in connection with the program.

IV	CERTAIN EFFECTS OF THE IMPROVEMENT AND FINANCING PROGRAM

A.	Generally

        Payment for the improvement program (whether by repayment of the Fee Mortgage increase through increased Basic
Rent or direct payment for services and materials) is deductible in computing Overage Rent. Therefore, each of Associates and the Lessee will ultimately bear one-half of the cost of the improvement program. Stated differently, the value of the

                             -7-
Property and of Associates' interest in it will be enhanced, and the Lessee will have contributed half the cost.

        The Agents believe there are good prospects that increases in rental income from tenants will offset and ultimately be greater than the increases in the Lessee's expense for Basic Rent over the course of the program, thus moderating or avoiding any reduction of Overage Rent and distributions.

        The improvement and financing program will have no direct effect on the Agents as such. There is no change in the Basic Supervisory Fee or the formula under which Wien & Malkin LLP receives Additional Supervisory Compensation, but such compensation will vary in proportion to any variation in Overage Rent. See Section VI. - Potential Conflicts of Interest.

B.	Tax Consequences

        The improvements paid through the Fee Mortgage increase shall be made by the Lessee as agent for Associates and shall be the property of Associates. The applicable income tax deductions for depreciation shall benefit the Participants. To the extent the improvement program is funded from the Fee Mortgage increase, non-deductible amortization payments by Associates under the Fee Mortgage will ultimately equal the tax benefits of the depreciation. If the proposed Fee Mortgage terms require amortization payments through successive refinancings over a 25-year period, the Participants will receive a timing benefit because depreciation deductions will be available during the early years of debt repayment when depreciation exceeds loan amortization. Accordingly, there is a tax benefit to the Participants as a result of the improvement and financing program.

V.	RECOMMENDATIONS

        The Agents recommend that the Participants approve the improvement and financing program, for the following reasons:

        --      The improvements will attract more
                creditworthy tenants at higher rental rates.

        --      The improvements are needed to meet the
                physical and marketing requirements of the Property and will enhance its value.

        --      The Fee Mortgage financing of the
                improvements will spread their cost and stabilize distributions to Participants. In the absence of financing, the Agents believe that the Lessee either (a) will not undertake all of the improvements so the opportunity to improve and protect profit and distributions to Participants will be diminished or (b) will undertake the improvements solely with current cash flow, thereby significantly reducing or eliminating distributions to Participants during the next five years.

        The data and background materials regarding this financing and improvement program are on file in the office of Wien & Malkin LLP and are available for review by Participants. For appointments to inspect and copy such data, and for copies of such data by mail, call Stanley Katzman, Esq. at (212) 687-8700.

VI.	POTENTIAL CONFLICTS OF INTEREST

	A.	Certain Ownership of Participations in Associates

                As of June 1, 1999, the Agents beneficially owned, directly or indirectly, the following Participations:

                Anthony E. Malkin owned of record as co-trustee an aggregate of $8,333 of Participations. Anthony E. Malkin disclaims any beneficial ownership of such Participations.

                Members of the family of Peter L. Malkin and Anthony E. Malkin, or trusts for their benefit, owned of record or beneficially $88,333.34 of other Participations. Peter L. Malkin disclaims any beneficial ownership of such Participations.

	B.	Relationships with the Lessee

                As of June 1, 1999, record and beneficial ownership of 13% of the Lessee is held by Peter L. Malkin, Anthony E. Malkin, members of their family, and trusts for their benefit. Certain actions by the Lessee require approval of no less than 75% of the partnership interests in the Lessee. The Agents have been advised that the requisite partners in the Lessee have approved the improvement and financing program on the condition that the program is approved by the Participants.

                Wien & Malkin LLP receives $48,000 annually from the Lessee for acting as supervisor and additional supervisory compensation of 10% of distributions of cash profit of the Lessee in excess of $100,000 per annum. Wien & Malkin LLP will serve as counsel to Associates in connection with this program at standard hourly rates.

                The Agents and Wien & Malkin LLP as well as their advisers and affiliates and the managing agent are being indemnified by the Lessee and Associates in connection with the improvement and financing program.

VII.	FEES AND EXPENSES

                All fees and expenses relating to this solicitation and the Fee Mortgage increase, including all independent consultants, will be paid from the Fee Mortgage increase which is serviced by the Lessee's Basic Rent increase and deducted in determining
Overage Rent.

VIII.	AGENTS' DISCUSSION AND ANALYSIS OF
        FINANCIAL CONDITION AND RESULTS OF
        OPERATION

        For 1998 for each original $10,000 Participation, Associates made regular monthly distributions from Primary Overage Rent aggregating $2,000 plus additional distributions from Secondary Overage Rent aggregating $5,700. See Section I.C.2. - The Lease.

        The following summarizes certain material factors affecting Associates' results of operations for the two years ended December 31, 1998:

        a.      Total income increased for 1998
                compared with the prior year, attributable to increased Overage Rent.

        b.      Total income decreased for 1997
                compared with the prior year, attributable to decreased Overage Rent.

IX.	LIQUIDITY AND CAPITAL RESOURCES

        There has been no significant change in Associates' liquidity for the twelve-month period ended December 31, 1998, as compared with the twelve-month period ended December 31, 1997.

X.	INFLATION

        Inflationary trends in the economy may impact the operations of the Lessee, and therefore, Overage Rent.
Historically, inflation generally has resulted in an increase in Overage Rent.

XI.	TERMS OF SOLICITATION OF CONSENTS

        Peter L. Malkin acts for Participants owning 60% of the original $3,600,000 investment in Associates, and Anthony E. Malkin acts for the remaining 40% of the Participants. On June 1, 1999, no person held Participations aggregating more than 5% of the total outstanding Participations.

        On June 1, 1999, there were about 563 Participants holding Participations. Each Participant's voting percentage in his or her group is determined by a fraction, whose numerator is the face amount of the Participation and denominator is the group's original investment in Associates.

        The Joint Venture Agreement requires 75% consent for approval of the proposals in this Statement. Under the Participating Agreement for each group represented by a Joint Venturer, 75% of the total Participations in such group is required for such Joint Venturer's approval of the program.

        The solicitation of consents will terminate 90 days after the date of this Statement, but may be extended by the Agents through December 31, 1999. There is no record date establishing the identity of the Participants entitled to vote for the program. Holders of Participations as of June 1, 1999 will be recognized as entitled to vote. However, if any Participation is transferred before the consent with respect to that Participation is given, the transferee will be entitled to vote. If consent to the proposals has been given prior to the transfer of a Participation, the transferee will be bound by the vote of the transferor.

        Wien & Malkin LLP has been authorized by the Agents to solicit the consents of Participants by mail, telecopier, telephone and telegram after the mailing of this Statement. Consent Forms which are signed and returned without a choice indicated will be deemed to constitute a binding consent. Any consent (including a deemed consent) is irrevocable.

        Participations are not traded on an established securities market, nor are they readily tradable on a secondary or equivalent market. Based on Associates' transfer records, Participations are sold by holders from time to time in privately negotiated transactions, and, in some instances, Associates is unaware of the prices at which such transactions occur. However, Associates has been advised that the known price for isolated private sales during the past four years has ranged from $25,000 to $30,000 per $10,000 original investment.



										Exhibit A

                                                 Exhibit A



Fisk Building-250 West 57th Street
Property Improvement Schedule



Project/Item                                       Budget


Elevator equipment and system upgrade &
replacement                                      $      290,000

Public corridor and elevator lobby improvements       1,380,000

Bathroom upgrades                                       160,000

Main lobby and entrance improvements                  1,012,500

Windows replacement program                           1,107,000

Facade, courtyard and setbacks renovation             1,415,000

New energy efficient chiller plant                      685,000

House tanks replacement & capacity upgrade               75,000

DC electric conversion                                  300,000

New energy efficient heating plant                      175,000

Security & communication system improvements            105,000

Misc. mechanical upgrades & new backflow system         150,000

Consultant fees                                          94,000

Contingency                                             701,500
                                                      __________

Total                                                $7,650,000*


* Note: An additional amount of up to $2,350,000 is being allowed for other work requirements which might arise during major upgrade of systems and facade. To the extent additional work is not required, this additional contingency balance will be available for improvement of tenant spaces or will not be funded.




                         CONSENT

                250 WEST 57th ST. ASSOCIATES

        As a Participant in 250 West 57th St. Associates, the undersigned hereby takes the following action in response to the letter from Peter L. Malkin to Participants in 250 West 57th St. Associates dated June 28, 1999 and the accompanying Statement by the Agents in the Solicitation of Participant Consents (collectively, the "Statement"):

1.	Proposed Improvement and Financing Program

        CONSENT                                  WITHHOLD CONSENT
        ______  Consent to                     _______       Disapprove of
                and Approve of                 _______       Abstain from
										Consenting to

the program for financing and completing approximately $7.7 to $10 million of improvements, all as described in the Statement.

2.	Discretionary Refinancing Authority of the Agents

        CONSENT                                  WITHHOLD CONSENT
        ______  Consent to                     _______       Disapprove of
                and Approve of                 _______       Abstain from
                                                             Consenting to

giving present and successor Agents discretionary authority to refinance the Fee Mortgage for a principal amount not to exceed $15,000,000 plus refinancing costs, with an institutional lender, non-recourse, from time to time in the future, all as described in the Statement.

THE AGENTS RECOMMEND YOUR CONSENT TO ALL THE FOREGOING
ITEMS. A PARTICIPANT WHO ABSTAINS IS TREATED THE SAME AS A
PARTICIPANT WHO DOES NOT CONSENT.

Dated:				, 1999
                                                _________________________
                                                        Signature


        PLEASE SIGN, DATE AND PROMPTLY RETURN THIS CONSENT.
            ONCE GIVEN, CONSENT MAY NOT BE REVOKED.
   IF THIS FORM IS SIGNED, DATED AND RETURNED WITHOUT A CHOICE
                        INDICATED,
       THE PARTICIPANT EXECUTING SAME SHALL BE DEEMED
                     TO HAVE CONSENTED.


        [LETTERHEARD OF
        ROGOFF & COMPANY, P.C.
        CERTIFED PUBLIC ACCOUNTANTS]

                                        Independent Auditor's Report


        To the Participants in
        250 West 57th St. Associates (a Partnership):



              We have audited the accompanying balance sheet of 250 West 57th St. Associates as of December 31, 1998, and the related statements of income, of partners' capital (deficit) and of cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

               We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

               In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 250 West 57th St. Associates at December 31, 1998, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.









        New York, New York
        January 30, 1999





                             250 West 57th St. Associates
                                     Balance Sheet
                                   December 31, 1998


                                        Assets

        Cash:
          Fleet Bank                                                 $   24,124
          Distribution account held by
           Wien & Malkin LLP                                             60,000
                                                                         84,124

        Fisk Building, 250 West 57th Street,
         New York City:
          Land                                            $2,117,435
          Building                             $4,940,682
          Less: Accumulated depreciation        4,940,682     -

          Building improvements                   688,000
          Less: Accumulated depreciation          688,000     -

          Tenants' installations and
            improvements                          249,791
          Less: Accumulated amortization          249,791     -       2,117,435

        Mortgage refinancing costs                            41,106
        Less: Accumulated amortization                        30,013     11,093

            Total Assets                                             $2,212,652


                Liabilities and Partners' Capital (Deficit)

        Liabilities:

          First mortgage                                             $2,814,822
          Accrued interest on first mortgage                             22,049
          Total liabilities                                           2,836,871

        Partners' Capital (Deficit), December 31, 1998               (  624,219)

            Total Liabilities and Partners' Capital (Deficit)        $2,212,652











      The Accompanying Notes are an Integral Part of these Financial Statements.


                               250 West 57th St. Associates
                                Statement of Income
                        For the Year Ended December 31, 1998





        Income:
          Basic rent                                            $  317,157
          Additional rent                                        3,034,064

              Total income                                       3,351,221

        Expenses:
          Interest on first mortgage                 $265,616
          Supervisory services                        290,428


              Total expenses                                      556,044

        Net income before amortization                          2,795,177

        Amortization of mortgage refinancing costs                  7,830

        Net income                                             $2,787,347





















   The Accompanying Notes are an Integral part of these Financial Statements.


                        250 West 57th St. Associates
                Statement of Partners' Capital (Deficit)
                           December 31, 1998





        Partners' capital (deficit), January 1, 1998                 $( 639,930)

        Add:  Net income for the year ended December 31, 1998         2,787,347
                                                                      2,147,417

        Less: Monthly distributions to participants
                January 1, 1998 through
                December 31, 1998                        $   720,000
              Distribution to participants on
                November 30, 1998 of balance of
                additional rent for the lease year
                ended September 30, 1998                   2,051,636  2,771,636

        Partners' capital (deficit), December 31, 1998               $( 624,219)





















  The Accompanying Notes are an Integral part of these Financial Statements.


                        250 West 57th St. Associates
                          Statement of Cash Flows
                  For the Year Ended December 31, 1998





        Cash flows from operating activities:

          Net income                                                 $2,787,347
          Adjustments to reconcile net income to net cash provided by operating activities:

              Amortization of mortgage refinancing costs                  7,830
              Change in accrued interest on first mortgage              (   184)

           Net cash provided by operating activities                  2,794,993

        Cash flows from financing activities:

          Monthly distributions to participants         $(  720,000)
          Distribution on November 30, 1998 of balance
            of additional rent for the lease year ended
            September 30, 1998                           (2,051,636)
          Amortization payments on first mortgage        (   23,357)

          Net cash used by financing activities                      (2,794,993)

        Net change in cash                                                   -

        Cash at beginning of year                                        84,124

        Cash at end of year                                          $   84,124




                        Supplemental Cash Flow Disclosures
                          Year Ended December 31, 1998

        Cash paid during the year for interest                       $  265,800













    The Accompanying Notes are an Integral part of these Financial Statements.


                        250 West 57th St. Associates
                      Notes to Financial Statements
                           December 31, 1998



        1. Business Activity

	250 West 57th St. Associates ("Associates") is a joint venture which owns an office building located in New York City. The building is net leased to Fisk Building Associates.

        2. Significant Accounting Policies

	Basis of Presentation
	The financial statements have been prepared on the accrual basis of accounting.

	Depreciation
	Depreciation of the cost of the building was computed by the straight-line method over estimated useful life of 30 years through September 30, 1983.

	The cost of the building improvements was depreciated by the straight-line method over various periods from date of completion of improvement through September 30, 1983.

	The cost of tenants' installations and improvements was amortized by the straight-line method over the terms of the leases.

	Amortization
	Capitalized mortgage refinancing costs of $41,106 are being charged to expense ratably during the period of the mortgage from March 1, 1995 to June 1, 2000.

	Use of Estimates
	Preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

        3. Lease and Related Party Transactions

	(a) Effective May 1, 1975, the lease between 250 West 57th St. Associates as lessor, and Fisk Building Associates, as lessee, provides for basic rent equal to mortgage principal and interest payments plus $28,000 payable to Wien & Malkin LLP for supervisory services. Basic rent is currently $317,157 a year to pay mortgage charges of $289,157 and $28,000 to Wien & Malkin LLP.

	     Upon any refinancing of the first mortgage, the basic rent will be modified and will be equal to the sum of $28,000, plus an amount equal to the rate of constant payments for interest and amortization required under any such first mortgage immediately subsequent to refinancing computed on the principal balance of the mortgage immediately prior to such refinancing. Thus, in the event the first mortgage is refinanced so as to increase the principal balance, the basic rent will not be modified to include the charges on the additional portion of the mortgage. Associates will have to pay such charges out of primary additional rent described below.


                        250 West 57th St. Associates
                       Notes to Financial Statements
                           December 31, 1998



        3. Lease - (continued)

	(b) In accordance with a lease modification, effective October 1, 1984, primary additional rent is equal to the lesser of $752,000 per annum or the net operating profit of the property, as defined, after deduction of basic rent. If the full primary additional rent of $752,000 is paid, it will equal 20% of the original $3,600,000 cash investment plus $32,000 payable to Wien & Malkin LLP for supervisory services. Advances against primary additional rent are paid by the lessee based on the net operating profit of the property for the prior year to a maximum amount of $752,000. Primary additional rent for the lease year ended September 30, 1998 was $752,000. Advances against primary additional rent of $752,000 per annum for the lease year ending September 30, 1999 are being paid.

	     Secondary additional rent is equal to 50% of the net operating profit of the property after payment of basic rent and primary additional rent for lease years ending September 30. Secondary additional rent for the lease year ended September 30, 1998 was $2,282,064.

	(c) The lessee has exercised its option to renew the lease for a period of 25 years, from October 1, 1978 through September 30, 2003. The lease modification, effective October 1, 1984, provides for an additional renewal term of 25 years from October 1, 2003 through September 30, 2028; the holders of more than 80% of the participations in 250 West 57th St. Associates have consented to the granting of options to the lessee to extend the lease for three additional 25-year renewal terms. There is no change in the terms of the lease during the renewal periods.

        (d) Some partners in Fisk Building Associates are also partners in Associates.

        4. Supervisory Services and Related Party Transactions

	Payments for supervisory services, including disbursements and cost of accounting services, are made to the firm of Wien & Malkin LLP. Some partners in that firm are also partners in Associates.

        5. Professional Fees and Related Party Transactions

	Payments for professional fees, including disbursements, are made to the firm of Wien & Malkin LLP. Some members of that firm are partners in Associates.

        6. First Mortgage

        (a) Effective March 1, 1995, a new first mortgage was placed on the property with the Apple Bank for Savings in the amount of $2,890,758. Annual mortgage charges are $289,157, payable in equal monthly installments, applied first to interest at the rate of 9.40% per annum and the balance to principal. The mortgage will mature on June 1, 2000, with a balance of $2,777,754.


                        250 West 57th St. Associates
                       Notes to Financial Statements
                           December 31, 1998



        6. First Mortgage - (continued)

        (b) Prepayment privileges: The mortgage is not prepayable until March 1, 1998. Thereafter, a 3% penalty will be imposed through February 28, 1999 and a 2% penalty will be imposed until March 2, 2000. There will be no prepayment penalty if the mortgage is paid in full during the last 90 days of the term of the mortgage.

        (c) Principal payments required to be made are as follows:

			Year Ending December 31,

                                 1999                    $   25,650
                                 2000                     2,789,172

                                                         $2,814,822

        7. Income Taxes

	Net income is computed without regard to income tax expense, since the partnership does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.

        8. Concentration of Credit Risk

	Associates maintains cash balances in a bank and in a distribution account held by Wien & Malkin LLP. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1998 was completely insured. The distribution account held by Wien & Malkin LLP is not insured. The funds held in the distribution account were paid to the participants on January 1, 1999.







[LETTERHEARD OF
 ROGOFF & COMPANY, P.C
 CERTIFIED PUBLIC ACCOUNTANTS]





                        Independent Accountant's Report


To the Participants in
  250 West 57th St. Associates (a Partnership):


	We have audited the accompanying balance sheet of 250 West 57th St. Associates as of December 31, 1997, and the related statements of income, of partners' capital (deficit) and of cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

	We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

	In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 250 West 57th St. Associates at December 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                                Kaufman Goldstein






New York, New York
January 30, 1998

                             250 West 57th St. Associates
                                    Balance Sheet
                                  December 31, 1997



                                        Assets

Cash:
  Fleet Bank                                                      $   24,124
  Distribution account held by
    Wien & Malkin LLP                                                 60,000
                                                                      84,124

Fisk Building, 250 West 57th Street,
 New York City:
  Land                                               $2,117,435
  Building                              $4,940,682
  Less: Accumulated depreciation         4,940,682           -

  Building improvements                    688,000
  Less: Accumulated depreciation           688,000           -

  Tenants' installations and
    improvements                           249,791
  Less: Accumulated amortization           249,791           -     2,117,435

Mortgage refinancing costs                               41,106
Less: Accumulated amortization                           22,183       18,923

    Total Assets                                                  $2,220,482


                        Liabilities and Partners' Capital (Deficit)

Liabilities:

  First mortgage                                                  $2,838,179
  Accrued interest on first mortgage                                  22,233

  Total liabilities                                                2,860,412

Partners' Capital (Deficit), December 31, 1997                    (  639,930)

    Total Liabilities and Partners' Capital (Deficit)             $2,220,482












The Accompanying Notes are an Integral Part of these Financial Statements.


                             250 West 57th St. Associates
                                 Statement of Income
                        For the Year Ended December 31, 1997







Income:
  Basic rent                                                       $  317,157
  Additional rent                                                   2,078,984

      Total income                                                  2,396,141

Expenses:
  Interest on first mortgage                         $267,721
  Supervisory services                                190,708
  Professional fees                                    19,909

      Total expenses                                                  478,338

Net income before amortization                                      1,917,803

Amortization of mortgage refinancing costs                              7,829

Net income                                                         $1,909,974





























The Accompanying Notes are an Integral part of these Financial Statements.


                             250 West 57th St. Associates
                        Statement of Partners' Capital (Deficit)
                                   December 31, 1997










Partners' capital (deficit), January 1, 1997                       $( 653,537)

Add:  Net income for the year ended December 31, 1997               1,909,974
                                                                    1,256,437

Less: Monthly distributions to participants
        January 1, 1997 through
        December 31, 1997                            $  720,000
      Distribution to participants on
        December 2, 1997 of balance of
        additional rent for the lease year
        ended September 30, 1997                      1,176,367     1,896,367

Partners' capital (deficit), December 31, 1997                     $( 639,930)
































The Accompanying Notes are an Integral part of these Financial Statements.


                             250 West 57th St. Associates
                               Statement of Cash Flows
                         For the Year Ended December 31, 1997





Cash flows from operating activities:

  Net income                                                       $1,909,974
  Adjustments to reconcile net income to net cash provided by operating activities:

      Amortization of mortgage refinancing costs                        7,829
      Change in accrued interest on first mortgage                    (   166)

  Net cash provided by operating activities                         1,917,637

Cash flows from financing activities:

  Monthly distributions to participants              $(  720,000)
  Distribution on December 2, 1997 of balance
    of additional rent for the lease year ended
    September 30, 1997                                (1,176,367)
  Amortization payments on first mortgage             (   21,270)

  Net cash used by financing activities                            (1,917,637)

Net change in cash                                                        -

Cash at beginning of year                                              84,124

Cash at end of year                                                $   84,124




                             Supplemental Cash Flow Disclosures
                                Year Ended December 31, 1997

Cash paid during the year for interest                             $  267,887

















The Accompanying Notes are an Integral part of these Financial Statements.

                             250 West 57th St. Associates
                            Notes to Financial Statements
                                 December 31, 1997


1.	Business Activity

	250 West 57th St. Associates ("Associates") is a joint venture which owns an office building located in New York City. The building is net leased to Fisk Building Associates.

2.	Significant Accounting Policies

	Basis of Presentation
	The financial statements have been prepared on the accrual basis of accounting.

	Depreciation
	Depreciation of the cost of the building was computed by the straight-line method over estimated useful life of 30 years through September 30, 1983.

	The cost of the building improvements was depreciated by the straight-line method over various periods from date of completion of improvement through September 30, 1983.

	The cost of tenants' installations and improvements was amortized by the straight-line method over the terms of the leases.

	Amortization
	Capitalized mortgage refinancing costs of $41,106 are being charged to expense ratably during the period of the mortgage from March 1, 1995 to June 1, 2000.

	Use of Estimates
	Preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Lease and Related Party Transactions

	(a) Effective May 1, 1975, the lease between 250 West 57th St. Associates as lessor, and Fisk Building Associates, as lessee, provides for basic rent equal to mortgage principal and interest payments plus $28,000 payable to Wien & Malkin LLP for supervisory services. Basic rent is currently $317,157 a year to pay mortgage charges of $289,157 and $28,000 to Wien & Malkin LLP.

	     Upon any refinancing of the first mortgage, the basic rent will be modified and will be equal to the sum of $28,000, plus an amount equal to the rate of constant payments for interest and amortization required under any such first mortgage immediately subsequent to refinancing computed on the principal balance of the mortgage immediately prior to such refinancing. Thus, in the event the first mortgage is refinanced so as to increase the principal balance, the basic rent will not be modified to include the charges on the additional portion of the mortgage. Associates will have to pay such charges out of primary additional rent described below.


                             250 West 57th St. Associates
                            Notes to Financial Statements
                                 December 31, 1997



3.	Lease - (continued)

	(b) In accordance with a lease modification, effective October 1, 1984, primary additional rent is equal to the lesser of $752,000 per annum or the net operating profit of the property, as defined, after deduction of basic rent. If the full primary additional rent of $752,000 is paid, it will equal 20% of the original $3,600,000 cash investment plus $32,000 payable to Wien & Malkin LLP for supervisory services. Advances against primary additional rent are paid by the lessee based on the net operating profit of the property for the prior year to a maximum amount of $752,000. Primary additional rent for the lease year ended September 30, 1997 was $752,000. Advances against primary additional rent of $752,000 per annum for the lease year ending September 30, 1998 are being paid.

	     Secondary additional rent is equal to 50% of the net operating profit of the property after payment of basic rent and primary additional rent for lease years ending September 30. Secondary additional rent for the lease year ended September 30, 1997 was $1,326,984.

	(c) The lessee has exercised its option to renew the lease for a period of 25 years, from October 1, 1978 through September 30, 2003. The lease modification, effective October 1, 1984, provides for an additional renewal term of 25 years from October 1, 2003 through September 30, 2028; the holders of more than 80% of the participations in 250 West 57th St. Associates have consented to the granting of options to the lessee to extend the lease for three additional
        25-year renewal terms. There is no change in the terms of the lease during the renewal periods.

        (d) Some partners in Fisk Building Associates are also partners in Associates.

4.	Supervisory Services and Related Party Transactions

	Payments for supervisory services, including disbursements and cost of accounting services, are made to the firm of Wien & Malkin LLP. Some partners in that firm are also partners in Associates.

5.	Professional Fees and Related Party Transactions

	Payments for professional fees, including disbursements, are made to the firm of Wien & Malkin LLP. Some members of that firm are partners in Associates.

6.	First Mortgage

	(a) Effective March 1, 1995, a new first mortgage was placed on the property with the Apple Bank for Savings in the amount of $2,890,758. Annual mortgage charges are $289,157, payable in equal monthly installments, applied first to interest at the rate of 9.40% per annum and the balance to principal. The mortgage will mature on June 1, 2000, with a balance of $2,777,754.


                             250 West 57th St. Associates
                            Notes to Financial Statements
                                  December 31, 1997



6.	First Mortgage - (continued)

	(b) Prepayment privileges: The mortgage is not prepayable until March 1, 1998. Thereafter, a 3% penalty will be imposed through February 28, 1999 and a 2% penalty will be imposed until March 2, 2000. There will be no prepayment penalty if the mortgage is paid in full during the last 90 days of the term of the mortgage.

	(c)  Principal payments required to be made are as follows:

                  Year Ending December 31,

                               1998                    $   23,358
                               1999                        25,650
                               2000                     2,789,171

                                                       $2,838,179

7.	Income Taxes

	Net income is computed without regard to income tax expense, since the partnership does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.

8.	Concentration of Credit Risk

	Associates maintains cash balances in a bank and in a distribution account held by Wien & Malkin LLP. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1997 was completely insured. The distribution account held by Wien & Malkin LLP is not insured. The funds held in the distribution account were paid to the participants on January 1, 1998.







                      Independent Accountant's Report


To the Participants in
  250 West 57th St. Associates (a Partnership):


          We have audited the accompanying balance sheet of 250 West 57th St. Associates as of December 31, 1996, and the related statements of income, of partners' capital (deficit) and of cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of 250 West 57th St. Associates at December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.





                                             Kaufman Goldstein




New York, New York
January 23, 1997



                        250 West 57th St. Associates
                               Balance Sheet
                             December 31, 1996



                                   Assets

Cash:
  Fleet Bank                                                     $   24,124
  Distribution account held by
    Wien, Malkin & Bettex LLP                                        60,000
                                                                     84,124

Fisk Building, 250 West 57th Street,
 New York City:
  Land                                                $2,117,435
  Building                              $4,940,682
  Less: Accumulated depreciation         4,940,682            -

  Building improvements                    688,000
  Less: Accumulated depreciation           688,000            -

  Tenants' installations and
    improvements                           249,791
  Less: Accumulated amortization           249,791            -   2,117,435

Mortgage refinancing costs                                41,106
Less: Accumulated amortization                            14,354     26,752

    Total Assets                                                 $2,228,311


                 Liabilities and Partners' Capital (Deficit)

Liabilities:

  First mortgage                                                 $2,859,449
  Accrued interest on first mortgage                                 22,399

  Total liabilities                                               2,881,848

Partners' Capital (Deficit), December 31, 1996                   (  653,537)

    Total Liabilities and Partners' Capital (Deficit)            $2,228,311










 The Accompanying Notes are an Integral Part of these Financial Statements.


                        250 West 57th St. Associates
                             Statement of Income
                    For the Year Ended December 31, 1996







Income:
  Basic rent                                                     $  317,157
  Additional rent                                                 2,410,477

      Total income                                                2,727,634

Expenses:
  Interest on first mortgage                      $269,636
  Supervisory services                             225,848

      Total expenses                                                495,484

Net income before amortization                                    2,232,150

Amortization of mortgage refinancing costs                            7,830

Net income                                                       $2,224,320






























 The Accompanying Notes are an Integral part of these Financial Statements.



                        250 West 57th St. Associates
                  Statement of Partners' Capital (Deficit)
                               December 31, 1996







Partners' capital (deficit), January 1, 1996                     $( 665,228)

Add:  Net income for the year ended December 31, 1996             2,224,320
                                                                  1,559,092

Less: Monthly distributions to participants
        January 1, 1996 through
        December 31, 1996                         $  720,000
      Distribution to participants on
        November 30, 1996 of balance of
        additional rent for the lease year
        ended September 30, 1996                   1,492,629      2,212,629

Partners' capital (deficit), December 31, 1996                   $( 653,537)






























 The Accompanying Notes are an Integral part of these Financial Statements.



                        250 West 57th St. Associates
                           Statement of Cash Flows
                    For the Year Ended December 31, 1996





Cash flows from operating activities:

  Net income                                                     $2,224,320
  Adjustments to reconcile net income to net cash provided by operating activities:

      Amortization of mortgage refinancing costs                      7,830
      Change in accrued interest on first mortgage                  (   152)

  Net cash provided by operating activities                       2,231,998

Cash flows from financing activities:

  Monthly distributions                           ($  720,000)
  Distribution on November 30, 1996 of balance
    of additional rent for the lease year ended
    September 30, 1996                            ( 1,492,629)
  Principal payments on first mortgage            (    19,369)

  Net cash used by financing activities                          (2,231,998)

Net change in cash                                                  -

Cash at beginning of year                                            84,124

Cash at end of year                                              $   84,124




                     Supplemental Cash Flow Disclosures
                        Year Ended December 31, 1996

Cash paid during the year for interest                           $  269,788












 The Accompanying Notes are an Integral part of these Financial Statements.



                        250 West 57th St. Associates
                       Notes to Financial Statements
                             December 31, 1996

1.   Business Activity

     250 West 57th St. Associates ("Associates") is a joint venture which owns an office building located in New York City. The building is net leased to Fisk Building Associates.

2.   Significant Accounting Policies

     Basis of Presentation
     The financial statements have been prepared on the accrual basis of accounting.

     Depreciation
     Depreciation of the cost of the building was computed by the straight-line method over estimated useful life of 30 years through September 30, 1983.

     The cost of the building improvements was depreciated by the straight-line method over various periods from date of completion of improvement through September 30, 1983.

     The cost of tenants' installations and improvements was amortized by the straight-line method over the terms of the leases.

     Amortization
     Capitalized mortgage refinancing costs of $41,106 are being charged to expense ratably during the period of the mortgage from March 1, 1995 to June 1, 2000.

     Use of Estimates
     Preparing financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.   Lease and Related Party Transactions

     (a) Effective May 1, 1975, the lease between 250 West 57th St. Associates as lessor, and Fisk Building Associates, as lessee, provides for basic rent equal to mortgage principal and interest payments plus $28,000 payable to Wien, Malkin & Bettex LLP for supervisory services. Basic rent is currently $317,157 a year to pay mortgage charges of $289,157 and $28,000 to Wien, Malkin & Bettex LLP.

          Upon any refinancing of the first mortgage, the basic rent will be modified and will be equal to the sum of $28,000, plus an amount equal to the rate of constant payments for interest and amortization required under any such first mortgage immediately subsequent to refinancing computed on the principal balance of the mortgage immediately prior to such refinancing. Thus, in the event the first mortgage is refinanced so as to increase the principal balance, the basic rent will not be modified to include the charges on the additional portion of the mortgage. Associates will have to pay such charges out of primary additional rent described below.


                        250 West 57th St. Associates
                       Notes to Financial Statements
                             December 31, 1996

3.   Lease - (continued)

     (b) In accordance with a lease modification, effective October 1, 1984, primary additional rent is equal to the lesser of $752,000 per annum or the net operating profit of the property, as defined, after deduction of basic rent. If the full primary additional rent of $752,000 is paid, it will equal 20% of the original $3,600,000 cash investment plus $32,000 payable to Wien, Malkin & Bettex LLP for supervisory services. Advances against primary additional rent are paid by the lessee based on the net operating profit of the property for the prior year to a maximum amount of $752,000. Primary additional rent for the lease year ended September 30, 1996 was $752,000. Advances against primary additional rent of $752,000 per annum for the lease year ending September 30, 1997 are being paid.

          Secondary additional rent is equal to 50% of the net operating profit of the property after payment of basic rent and primary additional rent for lease years ending September 30. Secondary additional rent for the lease year ended September 30, 1996 was $1,658,477.

     (c) The lessee has exercised its option to renew the lease for a period of 25 years, from October 1, 1978 through September 30, 2003. The lease modification, effective October 1, 1984, provides for an additional renewal term of 25 years from October 1, 2003 through September 30, 2028; the holders of more than 80% of the participations in 250 West 57th St. Associates have consented to the granting of options to the lessee to extend the lease for three additional 25-year renewal terms. There is no change in the terms of the lease during the renewal periods.

     (d) Some partners in Fisk Building Associates are also partners in Associates.

4.   Supervisory Services and Related Party Transactions

     Payments for supervisory services, including disbursements and cost of accounting services, are made to the firm of Wien, Malkin & Bettex LLP. Some partners in that firm are also partners in Associates.

5.   First Mortgage

     (a) Effective March 1, 1995, a new first mortgage was placed on the property with the Apple Bank for Savings in the amount of $2,890,758. Annual mortgage charges are $289,157, payable in equal monthly installments, applied first to interest at the rate of 9.40% per annum and the balance to principal. The mortgage will mature on June 1,2000, with a balance of $2,777,754.



                        250 West 57th St. Associates
                       Notes to Financial Statements
                             December 31, 1996

5.   First Mortgage - (continued)

     (b) Prepayment privileges: The mortgage is not prepayable until March 1, 1998. Thereafter, a 3% penalty will be imposed through February 28, 1999 and a 2% penalty will be imposed until March 2, 2000. There will be no prepayment penalty if the mortgage is paid in full during the last 90 days of the term of the mortgage.

     (c)  Principal payments required to be made are as follows:

               Year Ending December 31,

                         1997           $   21,270
                         1998               23,358
                         1999               25,650
                         2000            2,789,171

                                        $2,859,449

6.   Income Taxes

     Net income is computed without regard to income tax expense, since the partnership does not pay a tax on its income; instead, any such taxes are paid by the participants in their individual capacities.

7.   Concentration of Credit Risk

     Associates maintains cash balances in a bank and in a distribution account held by Wien, Malkin & Bettex LLP. The bank balance is insured by the Federal Deposit Insurance Corporation up to $100,000, and at December 31, 1996 was completely insured. The distribution account held by Wien, Malkin & Bettex LLP is not insured. The funds held in the distribution account were paid to the participants on January 1, 1997.




                250 WEST 57th ST. ASSOCIATES
                  c/o Wien & Malkin LLP
             60 East 42nd Street - 26th Floor
             New York, New York   10165-0015
                 Telephone: 212-687-8700
                Telecopier: 212-986-7679



                                                June 28, 1999



To Participants in 250 West 57th St. Associates ("Associates"):


	On behalf of the Agents for the Participants in Associates, I am seeking your consent to a program to complete and finance improvements at the Fisk Building (the "Building").

1. 	Introduction.

	After review with the Lessee, Wien & Malkin LLP supervisory staff, and on-site Building personnel, I believe the proposed improvements are necessary to maintain the Building, its competitive market position, and Associates' long-term investment return. The Lessee intends to proceed with the program: Were the Lessee to proceed and pay the cost out of cash flow, overage rent and extra distributions to Participants would be substantially reduced and might be eliminated for several years.

Therefore, I recommend that Associates cooperate by increasing its mortgage to facilitate the improvement program and reduce the impact of the program upon distributions to Participants.

	The program is more fully described in the enclosed
Statement by the Agents in the Solicitation of Participant
Consents.



2.	Background.

	Associates has owned the Building since 1953 subject to a long-term net lease to Fisk Building Associates (the "Lessee"), which pays basic rent, from which mortgage debt service and basic supervisory fees are paid, and overage rent based on operating profit, from which monthly and extra distributions to Participants are paid. Total distributions for 1998 were equal to 77% of the original cash investment.

	The area of Manhattan surrounding the Building continues to improve. The projects to replace the Coliseum and improve
Columbus Circle will both enhance the area of the Building and encourage quality tenants to seek space in an upgraded Fisk Building. These new developments are expected to ask rents approximately double those now being received at the Building, and there is great potential for attracting quality tenants at higher rents by upgrading the Building and its systems and providing greater amenities.

        To protect and exploit the Building's economic prospects in an improved market, the Lessee has prepared a Building upgrade and amenity enhancement program the components of which have been either fully designed, engineered, and bid or estimated by third party expert consultants.

3.	Improvement Program.

	The improvements proposed to be completed after December 31, 1998, are shown in Exhibit A to the enclosed Statement and are estimated to cost approximately $7.7 to $10 million over five years.

        Included in the budget are: (a) $1,107,000 for replacement of the Building's approximately 1,300 windows, (b) $1,415,000 for facade, courtyard, and roof set-back renovation, (c) $685,000 for

                                -2-

a new energy efficient chiller plant, (d) $300,000 for converting the Building's remaining DC electrical feeds to AC, (e) $1,012,500 for main lobby and entrance improvements, (f) $160,000 for upgrade of public bathrooms, (g) $1,380,000 for public corridor and elevator lobby improvements, (h) $105,000 for security and communication system improvements, and (i) $290,000 for upgrade and replacement of elevator equipment and system. An additional amount has been allowed for other work requirements which might arise during major upgrade of systems and facade. To the extent additional work is not required, the contingency balance will be available for improvement of tenant spaces or will not be funded.

4.	Financing.

	The $7.7 to $10 million estimated cost of the improvements over approximately five years will be funded substantially through a fee mortgage increase (from the current approximately $2,800,000). Associates will own the improvements paid from mortgage proceeds and will receive tax benefits from depreciation of the improvements. The increased mortgage charges will be paid by Associates from an equivalent increase in the basic rent paid by the Lessee to Associates. Basic rent and cash payments for other improvements will be deducted in computing overage rent, so that the improvement costs will be borne equally by Associates and the Lessee but spread through mortgage refinancings over many years, thus stabilizing distributions to Participants.

	As part of this program, the Agents will be authorized to extend or refinance the increased mortgage with an institutional lender on a non-recourse basis, from time to time as they deem appropriate for the benefit of Associates. The maximum authorized mortgage will be $15,000,000 for funding the program improvements and other future Building improvements, and the actual amount will depend in part upon funding available from cash flow and the actual cost of the work.

                               -3-

5.	Basic Rent.

	Currently, basic rent is $317,157 a year, to be adjusted to reflect any increase or decrease in debt service on the existing mortgage balance. The basic rent payable by the Lessee to Associates will increase to cover debt service on the increased mortgage.

	The Lessee projects that improvements will enhance Building rental income paid by office and store tenants and will reduce or completely offset the annual increase in basic rent expense. However, assuming no enhancement in bottom line performance from higher rental rates, higher occupancy, and lower credit loss from all these improvements, and an increase in the mortgage from $2,800,000 to $11,800,000 with annual interest at 7.5% on the additional $9,000,000 and with 25 year amortization, the basic annual rent increase will be $798,110, and overage rent will decrease by one-half of that amount. For an original $10,000 Participant who received $7,700 in distributions for 1998, this mortgage increase would reduce overage distributions by less than $1,000 a year, prior to any income enhancement resulting from the improvements.

6.	Solicitation and Program Expenses.

	The expenses for the consent solicitation, refinancing, legal fees, and related costs will be funded by the mortgage increase which is to be repaid by the Lessee's increased basic rent. Wien & Malkin LLP and its affiliates will arrange the mortgage refinancing, and there will be no brokerage commission paid. Wien & Malkin LLP will represent as counsel Associates and the Lessee in this program at standard hourly rates, and it and its affiliates as well as the Agents will be indemnified by Associates and the Lessee against any claim or expense arising in connection with the program.
                              -4-

7.	Conclusion.
	The contemplated expenditures will preserve and enhance the Building's operating results in an improved market while the related financing will stabilize the Participants' returns.

	Enclosed are (a) the Statement detailing the program and including financial reports and (b) a colored Consent Form. Each
Participant should review the Statement before signing and returning the colored Consent Form. The consent of 75% in interest of the Participants in 75% of the groups is required to authorize the program.

	By signing, dating and returning the enclosed Consent Form, you authorize the Agents and any partner or senior director at Wien & Malkin LLP designated by me to conclude on behalf of Associates the necessary agreements to effect this financing and improvement program.

8.	Recommendation.

	I strongly urge your consent. The Lessee has demonstrated that the improvements are necessary. Financing of the improvements as proposed will spread the costs over the term of the mortgage and will also improve the tax shelter for Participants. If the financing of the improvements through an increase in the mortgage is not allowed, whatever improvements the Lessee pursues will reduce or eliminate distributions from overage rent payments for several years.





                             -5-

	Please sign, date and return the enclosed Consent Form as soon as possible. If you have any question, please call any of my partners at Wien & Malkin LLP, Alvin Silverman, Stanley
Katzman, or Thomas N. Keltner, Jr.

                                        Very truly yours,



                                        Peter L. Malkin



THE AGENTS RECOMMEND YOUR CONSENT.  PLEASE SIGN, DATE AND
IMMEDIATELY RETURN THE ENCLOSED COLORED COPY OF THE CONSENT.  A
SIGNED CONSENT FORM WHICH IS RETURNED WITHOUT AN INDICATED CHOICE
WILL CONSTITUTE A BINDING AFFIRMATIVE CONSENT.  ONCE GIVEN,
CONSENT MAY NOT BE REVOKED.











                             -6-